UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 26, 2021

COLUMBIA BANKING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 A Street
Tacoma, WA 98402-2156
(Address of principal executive offices and zip code)
(253) 305-1900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, No Par Value	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
On May 26, 2021, Columbia Banking System, Inc. (the “Company”) held its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). There were 71,739,143 shares outstanding and entitled to vote at the 2021 Annual Meeting; of those shares 66,765,038 were present in person or by proxy. The following matters were voted upon at the 2021 Annual Meeting:

1)     The election of thirteen directors to serve on the Company’s Board of Directors until the 2022 Annual Meeting or until their successors have been elected and have qualified;

2)    An advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers; and

3)     An advisory (non-binding) resolution to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The following is a summary of the voting results for the matters voted upon by the shareholders.

1. Election of Directors

Director’s Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Craig D. Eerkes	63,691,693	244,446	11,862	2,817,037
Laura Alvarez Schrag	63,859,302	81,038	7,661	2,817,037
Ford Elsaesser	63,710,331	226,942	10,728	2,817,037
Mark A. Finkelstein	63,694,997	241,944	11,060	2,817,037
Eric S. Forrest	63,841,799	96,396	9,806	2,817,037
Thomas M. Hulbert	63,030,225	906,650	11,126	2,817,037
Michelle M. Lantow	63,856,090	82,308	9,603	2,817,037
Randal L. Lund	63,856,590	79,784	11,627	2,817,037
Tracy Mack-Askew	63,874,487	65,029	8,485	2,817,037
S. Mae Fujita Numata	63,710,629	228,673	8,699	2,817,037
Elizabeth W. Seaton	63,884,287	56,233	7,481	2,817,037
Clint E. Stein	63,803,614	133,965	10,422	2,817,037
Janine T. Terrano	63,899,751	39,344	8,906	2,817,037

2. Advisory (non-binding) Approval of Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,019,253	890,848	37,900	2,817,037

3. Advisory (non-binding) Ratification of Appointment of Independent Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,631,940	1,124,903	8,195	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date:	May 28, 2021	/s/ David C. Lawson
David C. Lawson
Executive Vice President
Chief Human Resources Officer